Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Papa Murphy's Holdings, Inc. (the “Company”) on Form 10-K for the period ended January 2, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Hutchens, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 15, 2017

/s/ Mark Hutchens
Mark Hutchens
Chief Financial Officer